                                                                   Exhibit 99(p)


                                POWER-OF-ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Sandra L. Adams, Gerald J. Holland, Carolyn Mead, Esq. and David Peters, Esq., and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S. Securities and Exchange Commission, any amendment to the Registration Statement of Kelmoore Strategic Trust (the "Trust"), to file any request for exemptive relief from state and federal regulations, to file the prescribed notices in the various states regarding the sale of shares of the Trust, to perform on behalf of the Trust any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States or any such state, and in connection therewith to execute and file all requisite papers and documents including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 22nd day of March, 1999.



                                                     /s/ Kenneth D. Treece
                                                     ---------------------------
                                                     Kenneth D. Treece



                                 ACKNOWLEDGMENT


State of California        )
                                   ) ss:
County of Santa Clara      )

The foregoing instrument was acknowledged before me this 22nd day of March, 1999, by Lisa Toquinto.


/s/ Lisa Toquinto
-----------------------------
Notary Public

                                POWER-OF-ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Sandra L. Adams, Gerald J. Holland, Carolyn Mead, Esq. and David Peters, Esq., and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S. Securities and Exchange Commission, any amendment to the Registration Statement of Kelmoore Strategic Trust (the "Trust"), to file any request for exemptive relief from state and federal regulations, to file the prescribed notices in the various states regarding the sale of shares of the Trust, to perform on behalf of the Trust any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States or any such state, and in connection therewith to execute and file all requisite papers and documents including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 22nd day of March, 1999.



                                                    /s/ Lisa Ann McCarthy
                                                    ----------------------------
                                                    Lisa Ann McCarthy



                                 ACKNOWLEDGMENT


State of California        )
                                    ) ss:
County of Santa Clara      )

The foregoing instrument was acknowledged before me this 22nd day of March, 1999, by Lisa Toquinto.


/s/ Lisa Toquinto
-------------------------
Notary Public

                                POWER-OF-ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Sandra L. Adams, Gerald J. Holland, Carolyn Mead, Esq. and David Peters, Esq., and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S. Securities and Exchange Commission, any amendment to the Registration Statement of Kelmoore Strategic Trust (the "Trust"), to file any request for exemptive relief from state and federal regulations, to file the prescribed notices in the various states regarding the sale of shares of the Trust, to perform on behalf of the Trust any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States or any such state, and in connection therewith to execute and file all requisite papers and documents including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 22nd day of March, 1999.



                                                     /s/ Jeffrey Ira
                                                     ---------------------------
                                                     Jeffrey Ira



                                 ACKNOWLEDGMENT


State of California        )
                                    ) ss:
County of Santa Clara      )

The foregoing instrument was acknowledged before me this 22nd day of March, 1999, by Lisa Toquinto.


/s/ Lisa Toquinto
----------------------------
Notary Public

                                POWER-OF-ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Sandra L. Adams, Gerald J. Holland, Carolyn Mead, Esq. and David Peters, Esq., and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S. Securities and Exchange Commission, any amendment to the Registration Statement of Kelmoore Strategic Trust (the "Trust"), to file any request for exemptive relief from state and federal regulations, to file the prescribed notices in the various states regarding the sale of shares of the Trust, to perform on behalf of the Trust any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States or any such state, and in connection therewith to execute and file all requisite papers and documents including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 22nd day of March, 1999.



                                                /s/ Stephen W. Player
                                                --------------------------------
                                                Stephen W. Player



                                 ACKNOWLEDGMENT


State of California        )
                                    ) ss:
County of Santa Clara      )

The foregoing instrument was acknowledged before me this 22nd day of March, 1999, by Lisa Toquinto.


/s/ Lisa Toquinto
--------------------------
Notary Public

                                POWER-OF-ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Sandra L. Adams, Gerald J. Holland, Carolyn Mead, Esq. and David Peters, Esq., and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S. Securities and Exchange Commission, any amendment to the Registration Statement of Kelmoore Strategic Trust (the "Trust"), to file any request for exemptive relief from state and federal regulations, to file the prescribed notices in the various states regarding the sale of shares of the Trust, to perform on behalf of the Trust any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States or any such state, and in connection therewith to execute and file all requisite papers and documents including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 22nd day of March, 1999.



                                                   /s/ Richard D. Stanley
                                                   -----------------------------
                                                   Richard D. Stanley



                                 ACKNOWLEDGMENT


State of California        )
                                    ) ss:
County of Santa Clara      )

The foregoing instrument was acknowledged before me this 22nd day of March, 1999, by Lisa Toquinto.


/s/ Lisa Toquinto
----------------------------
Notary Public

                                POWER-OF-ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Sandra L. Adams, Gerald J. Holland, Carolyn Mead, Esq. and David Peters, Esq., and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S. Securities and Exchange Commission, any amendment to the Registration Statement of Kelmoore Strategic Trust (the "Trust"), to file any request for exemptive relief from state and federal regulations, to file the prescribed notices in the various states regarding the sale of shares of the Trust, to perform on behalf of the Trust any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States or any such state, and in connection therewith to execute and file all requisite papers and documents including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 22nd day of March, 1999.



                                               /s/ Ignatius J. Panzica
                                               ---------------------------------
                                               Ignatius J. Panzica



                                 ACKNOWLEDGMENT


State of California        )
                                    ) ss:
County of Santa Clara )

The foregoing instrument was acknowledged before me this 22nd day of March, 1999, by Janet D. Toquinto.


/s/ Janet D. Toquinto
----------------------------
Notary Public

                                POWER-OF-ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Sandra L. Adams, Gerald J. Holland, Carolyn Mead, Esq. and David Peters, Esq., and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S. Securities and Exchange Commission, any amendment to the Registration Statement of Kelmoore Strategic Trust (the "Trust"), to file any request for exemptive relief from state and federal regulations, to file the prescribed notices in the various states regarding the sale of shares of the Trust, to perform on behalf of the Trust any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States or any such state, and in connection therewith to execute and file all requisite papers and documents including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 22nd day of March, 1999.



                                                 /s/ William H. Barnes
                                                 -------------------------------
                                                 William H. Barnes



                                 ACKNOWLEDGMENT


State of California        )
                                    ) ss:
County of Santa Clara      )

The foregoing instrument was acknowledged before me this 22nd day of March, 1999, by Janet D. Toquinto.


/s/ Janet D. Toquinto
----------------------------
Notary Public

                                POWER-OF-ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Sandra L. Adams, Gerald J. Holland, Carolyn Mead, Esq. and David Peters, Esq., and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S. Securities and Exchange Commission, any amendment to the Registration Statement of Kelmoore Strategic Trust (the "Trust"), to file any request for exemptive relief from state and federal regulations, to file the prescribed notices in the various states regarding the sale of shares of the Trust, to perform on behalf of the Trust any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States or any such state, and in connection therewith to execute and file all requisite papers and documents including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 22nd day of March, 1999.



                                          /s/ Matthew Kelmon
                                          -----------------------------
                                          Matthew Kelmon



                                 ACKNOWLEDGMENT


State of California        )
                                    ) ss:
County of Santa Clara      )

The foregoing instrument was acknowledged before me this 22nd day of March, 1999, by Janet D. Toquinto.


 /s/ Janet D. Toquinto
----------------------------
Notary Public

                                POWER-OF-ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Sandra L. Adams, Gerald J. Holland, Carolyn Mead, Esq. and David Peters, Esq., and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S. Securities and Exchange Commission, any amendment to the Registration Statement of Kelmoore Strategic Trust (the "Trust"), to file any request for exemptive relief from state and federal regulations, to file the prescribed notices in the various states regarding the sale of shares of the Trust, to perform on behalf of the Trust any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States or any such state, and in connection therewith to execute and file all requisite papers and documents including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 22nd day of March, 1999.



                                              /s/ Wayne E. Edgerton
                                              ---------------------------------
                                              Wayne E. Edgerton



                                 ACKNOWLEDGMENT


State of California       )
                                    ) ss:
County of Santa Clara      )

The foregoing instrument was acknowledged before me this 22nd day of March, 1999, by Janet D. Toquinto.


/s/ Janet D. Toquinto
----------------------------
Notary Public